                                                                   EXHIBIT 10.25

                                PROMISSORY NOTE
                (With rights of conversion to shares of stock)


$100,000.00                                               Date: October 21, 1995

For value received the undersigned Corporation (the "Promisor") promises to pay to the order of George Liszicasz or his designee (the "Payee"), through the U.S./Canadian mail at Vancouver, BC (or at such other place the Payee may designate in writing) the sum of $100,000.00 plus interest on or before March 1, 1996.

The terms of this note provide for interest payable at the rate of 0%; with this note due and payable on or before March 1, 1996.

No renewal or extension of this Note, delay in enforcing any right of the Payee under this Note, or assignment by Payee of this Note shall affect the liability of the Promisor. All rights of the Payee under this Note are cumulative and may be exercised concurrently or consecutively at the Payee's option.

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of this Note shall be paid in the legal currency of the United States.

Promisor waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

This Note at the option of the Payee, may be converted to shares of common restricted stock at 50% of the Bid price, upon the proposed reorganization of the Promisor/or its successor as a public corporation.

Signed this 21 day of October, 1995 at Vancouver, British Columbia.

PINNACLE OIL, INC.
(A Nevada corporation)

by [SIGNATURE ILLEGIBLE]
    -------------------
President

                                PROMISSORY NOTE
                (With rights of conversion to shares of stock)

                                                          Date: October 21, 1995

For consulting services in lieu of wages the undersigned Corporation (the "Promisor") promises to pay to the order of George Liszicasz or his designee (the Payee"), through the U.S./Canadian mail at Vancouver, BC (or at such other place the Payee may designate in writing) a maximum cummulative sum of $27,000.00, calculated at the rate of $4,500.00 per month, plus interest commencing from September 1, 1995 up to April 30, 1996, on or before March 1, 1996.

The terms of this note provide for interest payable at the rate of 0%; with this note due and payable on or before March 1, 1996.

No renewal or extension of this Note, delay in enforcing any right of the Payee under this Note, or assignment by Payee of this Note shall affect the liability of the Promisor. All rights of the Payee under this Note are cumulative and may be exercised concurrently or consecutively at the Payee's option.

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of this Note shall be paid in the legal currency of the United States.

Promisor waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

This Note at the option of the Payee, may be converted to shares of common restricted stock at 50% of the Bid price, upon the proposed reorganization of the Promisor/or its successor as a public corporation.

Signed this 21 day of October, 1995 at Vancouver, British Columbia.

PINNACLE OIL, INC.
(A Nevada corporation)

by [SIGNATURE ILLEGIBLE]
    -------------------
President

                                PROMISSORY NOTE
                (With rights of conversion to shares of stock)

                                                          Date: October 21, 1995

For consulting services in lieu of wages the undersigned Corporation (the "Promisor") promises to pay to the order of R. Dirk Stinson or his designee (the Payee"), through the U.S./Canadian mail at Vancouver, BC (or at such other place the Payee may designate in writing) a maximum cummulative sum of $27,000.00, calculated at the rate of $4,500.00 per month, plus interest, commencing from September 1, 1995 up to April 30, 1996, on or before March 1, 1996.

The terms of this note provide for interest payable at the rate of 0%; with this note due and payable on or before March 1, 1996.

No renewal or extension of this Note, delay in enforcing any right of the Payee under this Note, or assignment by Payee of this Note shall affect the liability of the Promisor. All rights of the Payee under this Note are cumulative and may be exercised concurrently or consecutively at the Payee's option.

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of this Note shall be paid in the legal currency of the United States.

Promisor waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

This Note at the option of the Payee, may be converted to shares of common restricted stock at 50% of the Bid price, upon the proposed reorganization of the Promisor/or its successor as a public corporation.

Signed this 21 day of October, 1995 at Vancouver, British Columbia.

PINNACLE OIL, INC.
(A Nevada corporation)


by [SIGNATURE ILLEGIBLE]
    -------------------
President